Exhibit 99.01

Financial Success Through Environmental Leadership EEI Financial Conference November 3-7, 2007 Orlando, Florida

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2006. Safe Harbor

Dick Kelly Chairman, President and CEO

Climate Change: the Disruptive Policy Public policy and potential legislation highlights the need to address climate change Climate change policy will require: Significant emission reductions Significant capital investments Technology transformation Plant retirements

Xcel Energy States at Forefront N/A 5% by 2015 TX N/A N/A 10% by 2015 WI 10% by 2020 (over 2000) 20% by 2020 NM N/A 20% by 2020 CO 30% by 2025 (over 2005) 1.5% 30% by 2020 MN Carbon Reduction Demand-Side Management (annual MWh savings) Renewable Portfolio Standards State .6% .3% .2%

Why Create a Stability/Reduction Plan? Climate regulation is inevitable Reduction mandates are likely “Policy makers” rather than “policy takers” Opportunity to shape policy to achieve company success Meet customer and political expectations

Benefits of a Stability/Reduction Plan Reduce risk Federal and state carbon regulation Community and litigation risks Mitigate long-term costs to customers Demonstrate continued environmental leadership Potential for investment opportunities

Carbon Strategy By 2020, stabilize or reduce carbon emissions associated with electric service Implement strategy by operating company Maintain reasonable rates Ensure appropriate regulatory treatment

Clean Energy Actions Increase renewable energy Uprate and extend lives of nuclear plants Expand DSM, energy efficiency and conservation efforts Increase investment in transmission Upgrade environmental systems and improve efficiencies of generation plants Replace/repower inefficient generation Evaluate carbon capture and storage

Changing Supply Mix Coal ** 46% Gas 17% Nuclear 13% Estimated 2020 Energy Supply Mix* * Includes purchases ** Low-sulfur western coal 2006 Energy Supply Mix* Nuclear 12% Coal ** 52% Gas 27% Renewables 9% Renewables 24%

Keys to Creating Shareholder Value Continue collaborative approach with stakeholders Get the rules right Provides for rate base growth Continue disciplined portfolio management – fix or exit underperformers Mitigate customer rate increases

Positioned for Success Environmental leadership has created credibility Competitive advantages through geography Wind Solar Carbon sequestration Biomass Partnering with key stakeholders to provide a cleaner energy product that everyone wants Customers Environmentalists Regulators Legislators Constructive regulatory recovery mechanisms

Upcoming Analyst Meeting Date: December 5th Location: New York Marriott Marquis Times Square

Ben Fowke Vice President and CFO

Success Factors Key components of future growth Transmission riders (MN, CO, ND, SD) Favorable wind recovery (MN, CO) Environmental rider (MN) Planned forward test year (CO) SPS Key components of past growth Improving utility ROE’s MERP Comanche 3

Capital Expenditure Forecast Dollars in millions Denotes enhanced recovery mechanism 2007 2008 2009 2010 2011 Base & Other $1,080 $ 1,245 $ 1,310 $ 1,310 $ 1,300 MERP 290 170 25 10 0 Comanche 3 360 330 60 10 0 MN Wind Tran/CapX 2020 160 40 65 115 270 Sherco Upgrade 5 5 20 75 230 MN Wind Generation 80 135 0 0 0 Nuclear Capacity/Life Ext 25 75 120 180 200 Total Committed 2,000 2,000 1,600 1,700 2,000 Potential Projects 0 100-200 200-400 200-400 200-500 Range $2,000 $2,100- $1,800- $1,900- $2,200- $2,200 $2,000 $2,100 $2,500

Potential Resource Plan Projects Wind generation 2,800 MW of wind on-line by year-end 2007 Projected 6,000 MW of wind on-line by 2020 Objective to increase owned vs. purchased Gas generation Backup for wind resources Transmission Support renewable development initiatives proposed in resource plans

Recovery on Capital Investment Dollars in millions Depreciation * Capital forecast based on middle of range $0 $400 $800 $1,200 $1,600 $2,000 $2,400 2007 2008 2009 2010 2011 Traditional Recovery Enhanced Recovery

Delivering on Rate Base Growth* CAGR = 7.5% Dollars in billions * Growth based on middle of capital forecast range $16.9 $15.7 $14.9 $14.0 $12.8 $11.7 2006 2007 2008 2009 2010 2011

Financing Plan Cash from operations NOL tax benefits DRIP Debt Hybrid Potential equity

Rate Cases with Impact on 2008 Wisconsin Electric/Gas 2007 Q2 Early 2008 New Mexico Electric 2007 Q3 Mid-2008 North Dakota Electric 2007 Q4 Interim 2008 Q1 FERC Cases 2007- 08 Mid-2008 Texas Electric 2008 Q2 Interim rates for PPA capacity costs mid-2008 Filing Financial Impact

Riders with Impact on 2008 MERP Colorado transmission Minnesota transmission Minnesota renewable energy The following riders are expected to increase revenue by $65 - $75 million over 2007 levels

Regulated Utility $1.51 – $1.55 $1.61 – $1.71 Holding Company $(0.13) $(0.16) Continuing Operations $1.38 – $1.42 $1.45 – $1.55 Disc Ops - COLI ($0.07) – Total $1.31 – $1.35 $1.45 – $1.55 Earnings Guidance Range 2007 - 2008 2008 Dollars per share 2007

Delivering on 5-7% EPS Growth $1.15 $1.30 $1.38 - $1.42 2005 Actual 2006 Actual 2007 Guidance Guidance Range 13% >7%* $1.45 - $1.55 2008 Guidance Earnings per share from continuing operations ~ ~ * Estimated growth rate based on middle of guidance range 7%*

Attractive Value Proposition Low risk, fully regulated and integrated utility Constructive regulatory environment with enhanced recovery of major capital projects Pipeline of investment opportunities Environmental leader, well-positioned for changing rules Attractive Total Return Sustainable annual EPS growth of 5% – 7% with upside potential Strong dividend yield of 4.2% Sustainable annual dividend growth of 2% – 4% ~ ~

Appendix

 Company Profile NSP- Wisconsin 7% of net income NSP- Minnesota 47% of net income SPS 8% of net income PSCo 38% of net income 2006 EPS $1.30 continuing operations 2007 Dividend $0.92 per share annualized Traditional Regulation Operate in 8 States Combination Utility: Electric 85% of net income Gas 15% of net income Customers: 3.3 million electric 1.8 million gas 2006 Financial Stats: NI cont op = $548 million Assets = $22 billion Equity ratio = 43% GAAP ROE = 10.1%

Debt Maturities Dollars in millions Xcel Energy: $104 million due 11/27/2007 @ 7.50% $0 $200 $400 $600 $800 $1,000 $1,200 2007 2008 2009 2010 2011 2012 2013 2014 2015 SPS PSCo NSPW NSPM Xcel

Senior Debt Ratings Secured Unsecured Holding Co. BBB+ Baa1 BBB NSPM A+ A2 A A A3 BBB NSPW A+ A2 A A A3 BBB+ PSCo A A3 A A- Baa1 BBB SPS BBB+ Baa1 BBB+ Fitch Moody’s S&P Fitch Moody’s S&P

 2006 Rate Case Outcomes Dollars in millions Colorado Electric $208 $151 11.0% 10.5% Minnesota Electric $156 $131/115* 11.0% 10.54% Wisconsin Electric $53.1 $43.4 11.9% 11.0% Colorado Gas $34.5 $22.0 11.0% 10.5% Wisconsin Gas $7.8 $3.9 11.9% 11.0% Dollar Increase Return on Equity Requested Granted Requested Granted * $131 million for 2006 reduced to $115 million in 2007 for large customer coming on-line January 1, 2007

 2007 Rate Case Outcomes Dollars in millions Texas Electric $48.0 $23.0 11.6% NA Colorado Gas $41.9 $32.3 11.0% 10.25% Minnesota Gas $18.5 $11.9 11.0% 9.71% North Dakota Gas $2.8 $2.3 11.3% 10.75% Dollar Increase Return on Equity Requested Granted Requested Granted

 Pending Rate Cases Dollars in millions Wisconsin Electric $67.4 11.0% NA Dec. 2007 Wisconsin Gas $5.3 11.0% NA Dec. 2007 New Mexico Electric $17.3 11.0% NA Summer 2008 Revenue Requested Interim Jurisdiction Request ROE Rate Decision

 2006 Rate Base and ROE Minnesota Electric $3,599 10.3% Minnesota Gas 441 6.1 North Dakota Electric 188 8.9 North Dakota Gas 44 7.5 South Dakota Electric 232 11.1 Colorado Electric 3,292 7.7 Colorado Gas 1,106 7.8 Wisconsin Electric 556 10.7 Wisconsin Gas 77 4.6 Texas Electric 977 6.5 New Mexico Electric 311 6.2 Wholesale 879 Not Reported Total Rate Base $11,702 Dollars in millions Weather Normalized Rate Base Earned ROE

Source: National Renewable Energy Laboratory Xcel Energy and Wind Potential Wind Density High Low Xcel Energy States Served